Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated MDT Series:

In planning and
performing our audits
of the financial statements
 of Federated MDT All
Cap Core Fund, Federated
MDT Balanced Fund,
Federated MDT Large Cap
Growth
Fund, Federated MDT Small
Cap Core Fund and
Federated MDT Small Cap
Growth
Fund (collectively, the
"Funds") (five of the
portfolios constituting
Federated MDT
Series) as of and for
 the year ended July 31,
2010, in accordance with
the standards of the
Public Company Accounting
 Oversight Board
(United States), we considered
the Funds'
internal control over
financial reporting,
including controls over
 safeguarding securities,
as a basis for designing
 our auditing procedures for
the purpose of expressing
our opinion
on the financial statements
and to comply with the
requirements of Form N-SAR,
but not
for the purpose of
expressing an opinion on the
 effectiveness of the Funds'
 internal
control over financial
reporting. Accordingly,
we express no such opinion.
The management of the Funds
is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
 fulfilling this responsibility,
estimates and
judgments by management
are required to assess the
expected benefits and related
costs
of controls. The company's
internal control over financial
 reporting is a process designed
to provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
 statements for external
 purposes in accordance with
generally
accepted accounting principles.
A company's internal control
 over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records
 that,
in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the
assets of the company; (2)
provide reasonable assurance
that transactions are recorded
as
necessary to permit preparation
 of financial statements
in accordance with generally
accepted accounting principles,
 and that receipts and
 expenditures of the company
 are
being made only in accordance
with authorizations of
management and directors of
 the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a
 company's assets that could
 have a
material effect on the financial
 statements.
Because of its inherent
limitations, internal control
 over financial reporting may not
prevent or detect misstatements.
 Also, projections of any
evaluation of effectiveness to
future periods are subject to
the risk that controls may
 become inadequate because of
changes in conditions, or that
 the degree of compliance with
 the policies or procedures
may deteriorate.
A deficiency in internal
control over financial reporting
exists when the design or
operation of a control does
not allow management or
 employees, in the normal
course of
performing their assigned
 functions, to prevent or
 detect misstatements on a
timely basis.
A material weakness is a
deficiency, or a combination
of deficiencies, in internal
control
over financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the company's
 annual or interim financial
 statements will not be
prevented or detected on a
timely basis.
Our consideration of the Funds'
 internal control over financial
reporting was for the
limited purpose described
in the first paragraph and
would not necessarily disclose
 all
deficiencies in internal
 control that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Funds'
internal control over financial
 reporting
and its operation, including
controls over safeguarding
securities, that we consider
to be a
material weakness as defined
above as of July 31, 2010.

This report is intended
solely for the information and
 use of management and the Board
of Trustees of the Funds and
the Securities and Exchange
 Commission and is not
intended to be and should not
 be used by anyone other than
these specified parties.


Ernst & Young LLP


Boston, Massachusetts
September 20, 2010